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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 12, 2005


                             SENTIGEN HOLDING CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
           Delaware                         0-18700                       13-3570672
-------------------------------     ------------------------  -------------------------------
(State or Other Jurisdiction of     (Commission File Number)  (I.R.S. Employer Identification
 Incorporation or Organization)                                            Number)
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                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
    ------------------------------------------------------------------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 12, 2005, Sentigen Holding Corp. (the "Company") notified Ronald Newbold, the Company's Executive Vice President, Commercial Operations, pursuant to Section 11(d) of the Employment Agreement, dated January 3, 2005, between the Company and Dr. Newbold (the "Employment Agreement") of the termination of his employment with the Company, without cause, effective as of January 11, 2006 (the "Termination Date"). On December 16, 2005, the Company entered into a Letter Agreement with Dr. Newbold (the "Letter Agreement") which provides for the settlement of any compensation and benefits to which Dr. Newbold is entitled under the Employment Agreement which shall be terminated effective as of the Termination Date. Under the terms of the Letter Agreement,
(i) Dr. Newbold shall receive his salary, bonus and any other benefits he is receiving on the Termination Date for six months following the Termination Date,
(ii) effective as of the Termination Date, Dr. Newbold shall immediately vest in all options scheduled to vest for the twelve months following the Termination Date and (iii) Dr. Newbold released the Company from any obligations and liabilities of any type whatsoever, except for the obligations set forth in (i) and (ii) above. A copy of the Letter Agreement is filed herewith as Exhibit 10.1.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 1.02 as if set forth herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 5.02 as if set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     10.1 Letter Agreement, dated December 16, 2005, between the Company and Ronald Newbold.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SENTIGEN HOLDING CORP.

                                    By: /s/ Fredrick B. Rolff
                                        ---------------------------------------
                                        Name:  Fredrick B. Rolff
                                        Title: Chief Financial Officer
                                               (Principal Accounting and
                                               Financial Officer)


Date: December 16, 2005